POWER OF ATTORNEY

     I, the undersigned officer of the below-named mutual funds, hereby constitute and appoint Philip R. McLoughlin and Thomas N. Steenburg, or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to each of said mutual funds, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

     Phoenix-Aberdeen Series Fund
     Phoenix California Tax Exempt Bonds, Inc.
     Phoenix Duff & Phelps Institutional Mutual Funds
     The Phoenix Edge Series Fund
     Phoenix Equity Series Fund
     Phoenix Income and Growth Fund
     Phoenix Investment Trust 97
     Phoenix Multi-Portfolio Fund
     Phoenix Multi-Sector Fixed Income Fund, Inc.
     Phoenix Multi-Sector Short Term Bond Fund
     Phoenix Series Fund
     Phoenix Strategic Allocation Fund, Inc.
     Phoenix Strategic Equity Series Fund
     Phoenix Worldwide Opportunities Fund

     I hereby declare that a photostatic, xerographic or other similar copy of this original instrument shall be as effective as the original.

     I hereby further revoke any and all powers of attorney previously given by me with respect to the above-named mutual funds, provided that this revocation shall not affect the exercise of such powers prior to the date hereof.

         WITNESS my hand and seal on the date set forth below.


August  ,  1998                       ___________________________________
                                     Nancy G. Curtiss, Treasurer
                                     Principal Financial and Accounting Officer

                               POWER OF ATTORNEY

     I, the undersigned member of the Board of Trustees of the below-named mutual funds, hereby constitute and appoint Philip R. McLoughlin and Thomas N. Steenburg, or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to each of said mutual funds, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

     Phoenix-Aberdeen Series Fund
     Phoenix California Tax Exempt Bonds, Inc.
     Phoenix Duff & Phelps Institutional Mutual Funds
     The Phoenix Edge Series Fund
     Phoenix Equity Series Fund
     Phoenix Income and Growth Fund
     Phoenix Investment Trust 97
     Phoenix Multi-Portfolio Fund
     Phoenix Multi-Sector Fixed Income Fund, Inc.
     Phoenix Multi-Sector Short Term Bond Fund
     Phoenix Series Fund
     Phoenix Strategic Allocation Fund, Inc.
     Phoenix Strategic Equity Series Fund
     Phoenix Worldwide Opportunities Fund

     I hereby declare that a photostatic, xerographic or other similar copy of this original instrument shall be as effective as the original.

     I hereby further revoke any and all powers of attorney previously given by me with respect to the above-named mutual funds, provided that this revocation shall not affect the exercise of such powers prior to the date hereof.

     WITNESS my hand and seal on the date set forth below.


August   ,  1998                            ___________________________________
                                            E. Virgil Conway, Trustee

                                POWER OF ATTORNEY

     I, the undersigned member of the Board of Trustees of the below-named mutual funds, hereby constitute and appoint Philip R. McLoughlin and Thomas N. Steenburg, or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to each of said mutual funds, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

    Phoenix-Aberdeen Series Fund
    Phoenix California Tax Exempt Bonds, Inc.
    Phoenix Duff & Phelps Institutional Mutual Funds
    The Phoenix Edge Series Fund
    Phoenix Equity Series Fund
    Phoenix Income and Growth Fund
    Phoenix Investment Trust 97
    Phoenix Multi-Portfolio Fund
    Phoenix Multi-Sector Fixed Income Fund, Inc.
    Phoenix Multi-Sector Short Term Bond Fund
    Phoenix Series Fund
    Phoenix Strategic Allocation Fund, Inc.
    Phoenix Strategic Equity Series Fund
    Phoenix Worldwide Opportunities Fund

     I hereby declare that a photostatic, xerographic or other similar copy of this original instrument shall be as effective as the original.

     I hereby further revoke any and all powers of attorney previously given by me with respect to the above-named mutual funds, provided that this revocation shall not affect the exercise of such powers prior to the date hereof.

     WITNESS my hand and seal on the date set forth below.

August  ,  1998                             ___________________________________
                                            Harry Dalzell-Payne, Trustee

                                POWER OF ATTORNEY

     I, the undersigned member of the Board of Trustees of the below-named mutual funds hereby constitute and appoint Philip R. McLoughlin and Thomas N. Steenburg, or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to each of said mutual funds, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

    Phoenix-Aberdeen Series Fund
    Phoenix California Tax Exempt Bonds, Inc.
    Phoenix Duff & Phelps Institutional Mutual Funds
    The Phoenix Edge Series Fund
    Phoenix Equity Series Fund
    Phoenix Income and Growth Fund
    Phoenix Investment Trust 97
    Phoenix Multi-Portfolio Fund
    Phoenix Multi-Sector Fixed Income Fund, Inc.
    Phoenix Multi-Sector Short Term Bond Fund
    Phoenix Series Fund
    Phoenix Strategic Allocation Fund, Inc.
    Phoenix Strategic Equity Series Fund
    Phoenix Worldwide Opportunities Fund

    I hereby declare that a photostatic, xerographic or other similar copy of this original instrument shall be as effective as the original.

    I hereby further revoke any and all powers of attorney previously given by me with respect to the above-named mutual funds, provided that this revocation shall not affect the exercise of such powers prior to the date hereof.

    WITNESS my hand and seal on the date set forth below.

August   ,  1998                      ___________________________________
                                      Leroy Keith, Jr., Trustee

                                POWER OF ATTORNEY

    I, the undersigned member of the Board of Trustees of the below-named mutual funds, hereby constitute and appoint Philip R. McLoughlin and Thomas N. Steenburg, or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to each of said mutual funds, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

    Phoenix-Aberdeen Series Fund
    Phoenix California Tax Exempt Bonds, Inc.
    Phoenix Duff & Phelps Institutional Mutual Funds
    The Phoenix Edge Series Fund
    Phoenix Equity Series Fund
    Phoenix Income and Growth Fund
    Phoenix Investment Trust 97
    Phoenix Multi-Portfolio Fund
    Phoenix Multi-Sector Fixed Income Fund, Inc.
    Phoenix Multi-Sector Short Term Bond Fund
    Phoenix Series Fund
    Phoenix Strategic Allocation Fund, Inc.
    Phoenix Strategic Equity Series Fund
    Phoenix Worldwide Opportunities Fund

     I hereby declare that a photostatic, xerographic or other similar copy of this original instrument shall be as effective as the original.

     I hereby further revoke any and all powers of attorney previously given by me with respect to the above-named mutual funds, provided that this revocation shall not affect the exercise of such powers prior to the date hereof.

     WITNESS my hand and seal on the date set forth below.

August   ,  1998                        ___________________________________
                                        James M. Oates, Trustee

                               POWER OF ATTORNEY

     I, the undersigned member of the Board of Trustees of the below-named mutual funds, hereby constitute and appoint Philip R. McLoughlin and Thomas N. Steenburg, or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to each of said mutual funds, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

    Phoenix-Aberdeen Series Fund
    Phoenix California Tax Exempt Bonds, Inc.
    Phoenix Duff & Phelps Institutional Mutual Funds
    The Phoenix Edge Series Fund
    Phoenix Equity Series Fund
    Phoenix Income and Growth Fund
    Phoenix Investment Trust 97
    Phoenix Multi-Portfolio Fund
    Phoenix Multi-Sector Fixed Income Fund, Inc.
    Phoenix Multi-Sector Short Term Bond Fund
    Phoenix Series Fund
    Phoenix Strategic Allocation Fund, Inc.
    Phoenix Strategic Equity Series Fund
    Phoenix Worldwide Opportunities Fund

    I hereby declare that a photostatic, xerographic or other similar copy of this original instrument shall be as effective as the original.

    I hereby further revoke any and all powers of attorney previously given by me with respect to the above-named mutual funds, provided that this revocation shall not affect the exercise of such powers prior to the date hereof.

    WITNESS my hand and seal on the date set forth below.

August   ,  1998                            ___________________________________
                                            Herbert Roth, Jr., Trustee

                                POWER OF ATTORNEY

     I, the undersigned member of the Board of Trustees of the below-named mutual funds, hereby constitute and appoint Philip R. McLoughlin and Thomas N. Steenburg, or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to each of said mutual funds, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

     Phoenix-Aberdeen Series Fund
     Phoenix California Tax Exempt Bonds, Inc.
     Phoenix Duff & Phelps Institutional Mutual Funds
     The Phoenix Edge Series Fund
     Phoenix Equity Series Fund
     Phoenix Income and Growth Fund
     Phoenix Investment Trust 97
     Phoenix Multi-Portfolio Fund
     Phoenix Multi-Sector Fixed Income Fund, Inc.
     Phoenix Multi-Sector Short Term Bond Fund
     Phoenix Series Fund
     Phoenix Strategic Allocation Fund, Inc.
     Phoenix Strategic Equity Series Fund
     Phoenix Worldwide Opportunities Fund

     I hereby declare that a photostatic, xerographic or other similar copy of this original instrument shall be as effective as the original.

     I hereby further revoke any and all powers of attorney previously given by me with respect to the above-named mutual funds, provided that this revocation shall not affect the exercise of such powers prior to the date hereof.

     WITNESS my hand and seal on the date set forth below.

August   ,  1998                            ___________________________________
                                            Richard E. Segerson, Trustee

                                POWER OF ATTORNEY

     I, the undersigned member of the Board of Trustees of the below-named mutual funds, hereby constitute and appoint Philip R. McLoughlin and Thomas N. Steenburg, or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to each of said mutual funds, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

     Phoenix-Aberdeen Series Fund
     Phoenix California Tax Exempt Bonds, Inc.
     Phoenix Duff & Phelps Institutional Mutual Funds
     The Phoenix Edge Series Fund
     Phoenix Equity Series Fund
     Phoenix Income and Growth Fund
     Phoenix Investment Trust 97
     Phoenix Multi-Portfolio Fund
     Phoenix Multi-Sector Fixed Income Fund, Inc.
     Phoenix Multi-Sector Short Term Bond Fund
     Phoenix Series Fund
     Phoenix Strategic Allocation Fund, Inc.
     Phoenix Strategic Equity Series Fund
     Phoenix Worldwide Opportunities Fund

     I hereby declare that a photostatic, xerographic or other similar copy of this original instrument shall be as effective as the original.

     I hereby further revoke any and all powers of attorney previously given by me with respect to the above-named mutual funds, provided that this revocation shall not affect the exercise of such powers prior to the date hereof.

     WITNESS my hand and seal on the date set forth below.

August   ,  1998                            ___________________________________
                                            Robert Chesek, Trustee

                                                  POWER OF ATTORNEY

     I, the undersigned member of the Board of Trustees of the below-named mutual funds, hereby constitute and appoint Philip R. McLoughlin and Thomas N. Steenburg, or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to each of said mutual funds, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

    Phoenix-Aberdeen Series Fund
    Phoenix California Tax Exempt Bonds, Inc.
    Phoenix Duff & Phelps Institutional Mutual Funds
    The Phoenix Edge Series Fund
    Phoenix Equity Series Fund
    Phoenix Income and Growth Fund
    Phoenix Investment Trust 97
    Phoenix Multi-Portfolio Fund
    Phoenix Multi-Sector Fixed Income Fund, Inc.
    Phoenix Multi-Sector Short Term Bond Fund
    Phoenix Series Fund
    Phoenix Strategic Allocation Fund, Inc.
    Phoenix Strategic Equity Series Fund
    Phoenix Worldwide Opportunities Fund

    I hereby declare that a photostatic, xerographic or other similar copy of this original instrument shall be as effective as the original.

    I hereby further revoke any and all powers of attorney previously given by me with respect to the above-named mutual funds, provided that this revocation shall not affect the exercise of such powers prior to the date hereof.

    WITNESS my hand and seal on the date set forth below.

August   ,  1998                            ___________________________________
                                            Lowell P. Weicker, Jr., Trustee

                                POWER OF ATTORNEY

    I, the undersigned member of the Board of Trustees of the below-named mutual funds, hereby constitute and appoint Philip R. McLoughlin and Thomas N. Steenburg, or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to each of said mutual funds, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

    Phoenix-Aberdeen Series Fund
    Phoenix California Tax Exempt Bonds, Inc.
    Phoenix Duff & Phelps Institutional Mutual Funds
    The Phoenix Edge Series Fund
    Phoenix Equity Series Fund
    Phoenix Income and Growth Fund
    Phoenix Investment Trust 97
    Phoenix Multi-Portfolio Fund
    Phoenix Multi-Sector Fixed Income Fund, Inc.
    Phoenix Multi-Sector Short Term Bond Fund
    Phoenix Series Fund
    Phoenix Strategic Allocation Fund, Inc.
    Phoenix Strategic Equity Series Fund
    Phoenix Worldwide Opportunities Fund

    I hereby declare that a photostatic, xerographic or other similar copy of this original instrument shall be as effective as the original.

    I hereby further revoke any and all powers of attorney previously given by me with respect to the above-named mutual funds, provided that this revocation shall not affect the exercise of such powers prior to the date hereof.

    WITNESS my hand and seal on the date set forth below.

August   ,  1998                            ___________________________________
                                            Everett L. Morris, Trustee

                                POWER OF ATTORNEY

    I, the undersigned member of the Board of Trustees of the below-named mutual funds, hereby constitute and appoint Philip R. McLoughlin and Thomas N. Steenburg, or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to each of said mutual funds, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

    Phoenix-Aberdeen Series Fund
    Phoenix California Tax Exempt Bonds, Inc.
    Phoenix Duff & Phelps Institutional Mutual Funds
    The Phoenix Edge Series Fund
    Phoenix Equity Series Fund
    Phoenix Income and Growth Fund
    Phoenix Investment Trust 97
    Phoenix Multi-Portfolio Fund
    Phoenix Multi-Sector Fixed Income Fund, Inc.
    Phoenix Multi-Sector Short Term Bond Fund
    Phoenix Series Fund
    Phoenix Strategic Allocation Fund, Inc.
    Phoenix Strategic Equity Series Fund
    Phoenix Worldwide Opportunities Fund

    I hereby declare that a photostatic, xerographic or other similar copy of this original instrument shall be as effective as the original.

    I hereby further revoke any and all powers of attorney previously given by me with respect to the above-named mutual funds, provided that this revocation shall not affect the exercise of such powers prior to the date hereof.

    WITNESS my hand and seal on the date set forth below.

August   ,  1998                            ___________________________________
                                            Francis E. Jeffries, Trustee

                                POWER OF ATTORNEY

    I, the undersigned member of the Board of Trustees of the below-named mutual funds, hereby constitute and appoint Philip R. McLoughlin and Thomas N. Steenburg, or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to each of said mutual funds, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

    Phoenix-Aberdeen Series Fund
    Phoenix California Tax Exempt Bonds, Inc.
    Phoenix Duff & Phelps Institutional Mutual Funds
    The Phoenix Edge Series Fund
    Phoenix Equity Series Fund
    Phoenix Income and Growth Fund
    Phoenix Investment Trust 97
    Phoenix Multi-Portfolio Fund
    Phoenix Multi-Sector Fixed Income Fund, Inc.
    Phoenix Multi-Sector Short Term Bond Fund
    Phoenix Series Fund
    Phoenix Strategic Allocation Fund, Inc.
    Phoenix Strategic Equity Series Fund
    Phoenix Worldwide Opportunities Fund

    I hereby declare that a photostatic, xerographic or other similar copy of this original instrument shall be as effective as the original.

    I hereby further revoke any and all powers of attorney previously given by me with respect to the above-named mutual funds, provided that this revocation shall not affect the exercise of such powers prior to the date hereof.

    WITNESS my hand and seal on the date set forth below.

August   ,  1998                            ___________________________________
                                            Calvin J. Pedersen, Trustee